          As filed with the Securities and Exchange Commission on March 9, 1999 Registration No. 333-73347


-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                                MIDWAY GAMES INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                    36-2814522
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

              3401 NORTH CALIFORNIA AVENUE, CHICAGO, ILLINOIS 60618
                (773) 961-2222 (Address, including zip code, and
                     telephone number, including area code,
                  of Registrant's principal executive offices)
                                -----------------

                              Orrin J. Edidin, Esq.
                  Vice President, Secretary and General Counsel
                                Midway Games Inc.
              3401 North California Avenue, Chicago, Illinois 60618
        (773) 961-2222 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:

  Jeffrey N. Siegel, Esq.                            Howard L. Shecter, Esq.
    Shack & Siegel, P.C.                           Morgan, Lewis & Bockius LLP
      530 Fifth Avenue                                   101 Park Avenue
 New York, New York 10036                               New York, NY 10178
      (212) 782-0700                                      (212) 309-6000


     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______________

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                         CALCULATION OF REGISTRATION FEE

=====================================================================================================
                                                        PROPOSED           PROPOSED
                                                         MAXIMUM           MAXIMUM         AMOUNT OF
         TITLE OF SECURITIES        AMOUNT TO BE     OFFERING PRICE       AGGREGATE      REGISTRATION
           TO BE REGISTERED          REGISTERED       PER SHARE(1)      OFFERING PRICE       FEE
-----------------------------------------------------------------------------------------------------
Common Stock, par value $.01(2)    250,000 shares        $8.19            $2,047,500       $569.21
=====================================================================================================


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) on the basis of the average of the high and low prices of the common stock reported on the New York Stock Exchange on March 2, 1999.

(2) In accordance with the Rights Agreement between the Registrant and The Bank of New York, dated October 24, 1996, as amended on November 6, 1997, all shares of common stock are accompanied by certain stock purchase rights.

                              ---------------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


                               ------------------


                                EXPLANATORY NOTE


This Amendment No. 1 to the Registration Statement of Midway Games Inc. on Form S-3 is being filed solely for the purpose of furnishing Exhibit No. 1, the form of underwriting agreement to be entered into between the underwriter and Midway Games Inc., with respect to this offering.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS





ITEM 16.  EXHIBITS.

The following exhibits are being furnished herewith or incorporated by reference herein:

Exhibit Number                          Description
--------------                          -----------


      1                 Form of Underwriting Agreement


      4.1 Specimen Certificate of Common Stock, incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended, effective October 29, 1996 (File No. 333-11919) (the "Form S-1").

      4.2 Rights Agreement, dated as of October 24, 1996, between the Registrant and The Bank of New York, as Rights Agent, incorporated by reference to Exhibit 2.1 to the Form S-1.

      4.3 First Amendment to Rights Agreement, dated as of November 6, 1997, between the Registrant and The Bank of New York, as Rights Agent, incorporated by reference to Exhibit 8 to the Registrant's Registration Statement on Form 8-A/A, Amendment No. 1, filed with the Commission on April 20, 1998.


      5*                Opinion of Shack & Siegel, P.C., counsel for Registrant.



      23.1* Consent of Shack & Siegel, P.C. (contained in the Opinion filed as Exhibit 5 hereto).



      23.2*             Consent of Ernst & Young LLP.



      24* Power of Attorney (contained on the signature page hereof).


-------------------


* Previously filed.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois on this 8th day of March, 1999.


                                        MIDWAY GAMES INC.

                                        By: /s/ Neil D. Nicastro
                                            ---------------------------------
                                            Neil D. Nicastro,
                                            Chief Executive Officer

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                       DATE               TITLE
---------                       ----               -----


/s/ Neil D. Nicastro            March 8, 1999      Chairman of the Board of
---------------------------                        Directors, President, Chief
Neil D. Nicastro                                   Executive Officer (Principal
                                                   Executive Officer) and
                                                   Chief Operating Officer



/s/ Harold H. Bach, Jr.*        March 8, 1999      Executive Vice President
---------------------------                        - Finance, Treasurer
Harold H. Bach, Jr.                                (Principal Financial and
                                                   Principal Accounting Officer)
                                                   and Director



/s/ Byron C. Cook*              March 8, 1999      Executive Vice President -
---------------------------                        Home Video and Director
Byron C. Cook



/s/ Kenneth J. Fedesna*         March 8, 1999      Executive Vice President -
---------------------------                        Coin-Op Video and Director
Kenneth J. Fedesna



/s/ Louis J. Nicastro*          March 8, 1999      Director
---------------------------
Louis J. Nicastro



/s/ William C. Bartholomay*     March 8, 1999      Director
---------------------------
William C. Bartholomay



/s/ William E. McKenna*         March 8, 1999      Director
---------------------------
William E. McKenna



/s/ Norman J. Menell*               March 8, 1999                      Director
--------------------
Norman J. Menell

/s/ Harvey Reich*               March 8, 1999      Director
---------------------------
Harvey Reich



/s/ Ira S. Sheinfeld*           March 8, 1999      Director
--------------------
Ira S. Sheinfeld



/s/ Gerald O. Sweeney, Jr.*     March 8, 1999      Director
---------------------------
Gerald O. Sweeney, Jr.



/s/ Richard D. White*           March 8, 1999      Director
---------------------------
Richard D. White



*By: /s/ Neil D. Nicastro
     ----------------------
     Neil D. Nicastro
     Attorney-In-Fact

                                  EXHIBIT INDEX



Exhibit Number          Description
--------------          -----------


1                       Form of Underwriting Agreement


4.1 Specimen Certificate of Common Stock, incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, as amended, effective October 29, 1996 (File No. 333-11919) (the "Form S-1").

4.2 Rights Agreement, dated as of October 24, 1996, between the Registrant and The Bank of New York, as Rights Agent, incorporated by reference to Exhibit 2.1 to the Form S-1.

4.3 First Amendment to Rights Agreement, dated as of November 6, 1997, between the Registrant and The Bank of New York, as Rights Agent, incorporated by reference to Exhibit 8 to the Registrant's Registration Statement on Form 8-A/A, Amendment No. 1, filed with the Commission on April 20, 1998.


5*                      Opinion of Shack & Siegel, P.C., counsel for Registrant.



23.1* Consent of Shack & Siegel, P.C. (contained in the Opinion filed as Exhibit 5 hereto).



23.2*                   Consent of Ernst & Young LLP.



24* Power of Attorney (contained on the signature page hereof).


-------------------


* Previously filed.